Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                            18. U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of Servotronics, Inc. (the "Company") on Form 10-KSB for the period ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Cari L.
Jaroslawsky, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                /s/ Cari L. Jaroslawsky, Chief Financial Officer
                                ------------------------------------------------
                                Cari L. Jaroslawsky
                                Chief Financial Officer
                                March 27, 2007